UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2005

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEEMNT

SIGNATURE

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the Annual Meeting of Stockholders of Salem Communications Corporation (the “Company”) on May 18, 2005, the stockholders of the Company voted in favor of a new amendment and restatement (the “2005 Amendment and Restatement ”) of the Company’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”).  Among other things, the 2005 Amendment and Restatement: (a) increased the available shares of Class A common stock of the Company under the Plan by 1,500,000, and (b) re-affirmed the annual limitation of 100,000 shares available under awards granted to a single participant in order for such grants to be eligible for treatment as “performance based compensation” pursuant to Section 162(m) of the Internal Revenue Code, which annual limitation was previously approved by the Company’s stockholders in June 2003.  The 2005 Amendment and Restatement was approved as presented in the Company’s Definitive Proxy Statement filed with the United States Securities and Exchange Commission on April 18, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: May 20, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

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